UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Soliciting Material under §240.14a-12

THE MOTLEY FOOL FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Motley Fool Independence Fund

Motley Fool Great America Fund

Motley Fool Epic Voyage Fund

(each a series of the Motley Fool Funds Trust)

Dear Fellow Shareholder:

This giant document you’ve received is a proxy — and believe me, I know your first instinct will be to ignore it or perhaps even toss it in the trash. I’m writing to you today to implore you to ignore that impulse — because this proxy is important to you and to me, as president of Motley Fool Asset Management and as a fellow shareholder in our funds. Below, you’ll be asked to vote in favor of some proposed changes to the funds. The rest of this document will give you the details in the way our lawyers require us to deliver them — and I encourage you to read it. But this is my opportunity to explain in plain, Foolish English what we’re asking you to vote for and why.

When we launched the Motley Fool Independence Fund — and later the Motley Fool Great America Fund and the Motley Fool Epic Voyage Fund — the Funds were organized under the Motley Fool Funds Trust. It’s the Trust’s responsibility to look after your interests as shareholders in these funds — negotiating with service providers, ensuring we’re complying with all regulations, and in short, making sure you’re getting what you’re paying for. We believe our trustees have served all of us very well these past eight years, and we’re thankful for their leadership and guidance.

However, as a small, standalone trust — with roughly $650 million in assets under management — we are a tiny minnow in a very big pond, and we simply do not have the bargaining power that a larger organization has. Today, I’m writing to ask you to cast your vote to allow us to join a larger organization with a multi-series structure — the RBB Fund, Inc. RBB represents the interests of shareholders of several mutual fund families that collectively manage roughly $18 billion in assets. Because of this scale, RBB is in a better position to negotiate for services such as legal counsel, auditing, compliance, custody, fund accounting and administration, and more. In short, I’m asking you to cast your vote to help us lower fund expenses.

This change will be gradual, but profound. We expect to realize small savings when we first join RBB, and then, as we transition from our current service providers to those with whom RBB has negotiated more favorable terms, we should realize much greater savings. While we’re going through this transition over the next 12 to 18 months, your fees will likely stay the same. Our lawyers tell me that I can’t promise you that we’ll lower our fees after the transition is complete.  And they’re right, I can’t.  But it’s in our best interest as a business to do everything we can to lower them.  It’s obviously a win for shareholders (of which I am one), which we believe means you’ll be more likely to stick with us. Lower fees should also help us attract new shareholders to our funds because they could result in higher net-of-fee performance, helping us stand out against the competition.

So what does this change look like in practice and what does it mean for you? In order to make this transition, we need to create new funds that do the exact same things our current Funds do, but are overseen by the board of RBB. The new funds will have the same holdings, the same management team, the same names, and even the same tickers — and you will have shares in the new funds equal in value to the shares you now have in our current Funds. Think of these new funds as “copies” of the old ones. So if you’re a shareholder of, say, the Independence Fund, you’ll remain a shareholder of the Independence Fund — and it will be managed by the same team, with the same holdings and strategy.

Let me just repeat that because it’s important: Very little is changing about the funds that you own. The Motley Fool Funds team will still be managing your money, in the exact same way they always have. Even the Fund names and tickers will remain the same. In short, our funds are transitioning to a new business structure to realize greater economies of scale and increase our negotiating leverage, which will put us in a much better position to potentially lower your costs and enhance your overall experience.

But to make this happen, we need you to vote to approve this reorganization. Please don’t be tempted to think your vote doesn’t count. It very much does. We cannot make this change without a quorum. We need every vote (even if you’re against the proposal — though we hope you are not). You can vote by mail, phone, or internet, and we’ll lay out the details of each method below. Voting should be simple and straightforward.

Thus ends the plain English version of the proxy and proposal, but I know you may have more questions because this is a lot to take in. If so, please check out the Q&A (immediately after this letter).

Without further ado, here’s what I’m required to tell you:

I am writing to you today about an important proposal regarding your investment in the Motley Fool Independence Fund, and/ or Motley Fool Great America Fund, and/or the Motley Fool Epic Voyage Fund (each a “Fund” and together the “Funds”). A Special Meeting of Shareholders of the Funds will be held on Wednesday, December 21, 2016 at 11:00 am, Eastern Time (the “Special Meeting”).(1)  The purpose of the Special Meeting is to seek your approval of the following proposal (the “Proposal”):

Proposal:                                             Approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of the RBB Fund, Inc. (the “New Company”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively the “Proposed Reorganizations”).

Shareholders of each Fund also may be asked to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Funds are currently organized as series of the Motley Fool Funds Trust (the “Trust”), a registered investment company with its principal offices at 2000 Duke Street, Suite 175, Alexandria, Virginia 22314. Pursuant to the Proposal, if the Proposed Reorganizations are approved by shareholders, the Funds would be reorganized into the New Funds, which are series of the New Company, a registered investment company with its principal offices at Bellevue Park Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809. The Proposed Reorganizations would not result in a change to the Funds’ names, investment objectives, portfolio managers, principal investment strategies, risks, fundamental limitations, non-fundamental limitations, investment adviser or independent registered public accounting firm.   Motley Fool Asset Management, LLC, the investment adviser to the Funds (the “Adviser”) has agreed to maintain the Funds’ current fee caps for the New Funds for at least one year following the completion of the Proposed Reorganizations.  It is important to note that, under each Proposed Reorganization, you would receive exactly the same dollar amount of shares of the New Fund as you held in the corresponding Fund on the effective date of the Proposed Reorganization. The Proposed Reorganizations are expected to be tax-free to the Funds and their shareholders.

This package contains a Proxy Statement, other information regarding the Proposal and the materials to use when casting your vote.  Only shareholders of record as of the close of business on October 5, 2016, are entitled to vote at the Special Meeting.  Whether or not you expect to attend the Special Meeting please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be. (2)

The Proposal has been carefully reviewed by the Board of Trustees of the Trust, two-thirds of whom are considered unaffiliated with the Funds and the Adviser.  After careful consideration, the Board of the Trust unanimously approved the Proposal and recommends that you vote “FOR” the Proposal.

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The questions and answers on the next few pages are provided to assist you in understanding the Proposal.  The Proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

To vote by telephone:	To vote by Internet:
(1) Read the Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Proxy Statement and have the enclosed proxy card at hand.

(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

If you have any questions before you vote, please call us toll-free at 1-855-601-2249.  Representatives are available Monday through Friday from 9 a.m. until 9 p.m., Eastern Time. Thank you for your participation in this important initiative.

Sincerely,

Denise Coursey

President

Motley Fool Funds Trust

(1)         You do not have to attend the Special Meeting to vote your proxy — though we would be delighted to see you! You can simply return the enclosed proxy by snail mail, or vote by phone or Internet.

(2)         We encourage you to vote early, but not often. (Sadly, you only get to vote once.) Our proxy vendor will be unrelenting. They’ll send you more notices and maybe even call you. And no one wants that. But we do need your vote, so just go ahead and send that card in. It’s easy, it’s your voice in the management of the Funds, and it’s the Foolish thing to do!

The Foolish Bottom Line

We, along with the Trust’s Board, are asking you to vote FOR the reorganization of our Funds into RBB Fund, Inc., which is organized under a multi-series structure, with RBB’s board overseeing their operations.

Functionally, for shareholders, this changes very little. You will still have the Motley Fool Funds team managing the Funds with a fiduciary duty to do what is best for you, and you will still enjoy the same cost basis, tax status, and unique Foolish communication style that you have now. If you vote FOR this proposal, you are saying this reorganization is okay with you, and you’d like to enjoy the potential savings that could be realized with RBB.

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Important information to help you understand and vote on the proposal

Q & A: QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Questions and Answers

Q.            What is the attached document and why are we sending it to you?

A.            The attached document is a Proxy Statement and is being provided to you by the Motley Fool Independence Fund, Motley Fool Great America Fund, and the Motley Fool Epic Voyage Fund (each a “Fund” and together the “Funds”), which are currently series of the Motley Fool Funds Trust (the “Trust”), in connection with the solicitation of proxies to vote on the proposal (the “Proposal”).

The Proposal is the approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of the RBB Fund, Inc. (the “New Company”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively the “Proposed Reorganizations”)

The Proxy Statement contains the information that shareholders of the Funds should know before voting on the Proposal at the special meeting of shareholders (“Special Meeting”).

In summary, Motley Fool Asset Management, LLC (the “Adviser”) has recommended to the Trust’s Board that the Funds go from having their own Trust and Board to being consolidated into an investment company organized under a multi-series structure, where a different board oversees that activities of multiple fund companies. In order to do this, we need to create new funds that do the exact same things our current Funds do, but are managed by the new board. To make this happen, our shareholders must vote to approve or deny the Proposed Reorganizations. Voting your shares is done through a proxy, which is the card included with the thing you are currently reading.

Q.            What are the Proposed Reorganizations under the Proposal?

A.            It is proposed that each Fund be reorganized into a corresponding New Fund, which is a newly created series of the New Company.  The New Company is a Maryland corporation and is overseen by its own Board.  The chart below shows how the Funds will be reorganized as a result of the Proposed Reorganizations:

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Fund (Class)	Proposed to be Reorganized into	New Fund (Class)
Motley Fool Independence Fund Investor Shares (FOOLX) Institutional Shares (FOIIX)	è	Motley Fool Independence Fund (new) Investor Shares (FOOLX) Institutional Shares (FOIIX)

Motley Fool Great America Fund Investor Shares (TMFGX) Institutional Shares (FOGIX)	è	Motley Fool Great America Fund (new) Investor Shares (TMFGX) Institutional Shares (FOGIX)

Motley Fool Epic Voyage Fund Investor Shares (TMFEX) Institutional Shares (FOEIX)	è	Motley Fool Epic Voyage Fund (new) Investor Shares (TMFEX) Institutional Shares (FOEIX)

Q.            What will happen to the Funds if the Proposal is approved by shareholders?

A.            Subject to the approval of shareholders as described below, each Fund will be reorganized into a corresponding New Fund.  All of the assets and liabilities of each Fund will be transferred to and assumed by the corresponding New Fund, and you, as a shareholder of a Fund, will receive exactly the same number and dollar amount of shares of the New Fund as you held in the corresponding Fund on the effective date of the Proposed Reorganization.  Subsequently, each Fund will be liquidated and terminated.  Each Proposed Reorganization requires approval by the participating Fund’s shareholders.

So, the Funds would be reorganized into the New Funds, but the share ownership you have would be the same in the New Funds as it is in the current Funds.

Q.            Why are the Funds reorganizing into the New Funds?

A.            As noted above, the Funds are currently series of the Trust, which is a Delaware statutory trust. While the Adviser believes that the Board of the Trust has served the Funds and their shareholders well, the Adviser also believes that given the potential cost efficiencies that may be realized, it would be appropriate at this time to restructure the Funds.

The primary purpose of the Proposed Reorganizations is to provide the shareholders with the potential for lower gross annual operating expenses while providing identical, substantially similar or increased shareholder services.  The Adviser has determined that the New Funds could benefit from the services presently provided to other mutual funds which each comprise a “series” fund of the New Company.  The Adviser has therefore recommended to the Board of Trustees of the Trust that the Funds be reconstituted as new series of the New Company.

The New Company is organized under the multiple-series structure, whereby a common Board of Directors provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers. The New Funds form only a part of the New Company and the Adviser is one of a number of investment advisers that provide investment management services to various funds in the New Company. The Adviser believes that the multiple-series structure can often provide for significant benefits and efficiencies to funds and their shareholders.

Essentially, by reorganizing the Funds into the New Funds under the New Company, they get a new Board and may be able to realize some cost savings long term. Because Motley Fool Asset Management, the Adviser, is a fiduciary, it is looking out for what it believes is in the best interests of shareholders and recommended the Proposed Reorganizations to the Trust’s Board, which has

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brought the proposal to you for a vote.

Q.            What should I know about the New Funds?

A.            The Adviser currently serves as the investment adviser to the Funds and, if the Proposed Reorganizations are approved, the Adviser will continue to be the investment adviser to the New Funds.

Each New Fund will have the same name, investment objective, principal investment strategies, risks, fundamental limitations, non-fundamental limitations, investment adviser, portfolio managers and independent registered public accounting firm as the corresponding Fund.  Although the New Funds are subject to slightly different operating expenses, and, on a pro forma basis, the total annual fund operating expenses of the New Funds are projected to be lower than the total annual fund operating expense of the Funds, the Adviser has agreed to maintain the Funds’ current fee caps for the New Funds through February 28, 2018 following the completion of the Proposed Reorganizations and will re-evaluate the caps before the end of that period.  In addition to the difference in operating expenses, the New Funds will be overseen by a different Board than the Funds.

It is important to note that, if the Proposed Reorganizations are approved, you will receive New Fund shares equal in value as of the Proposed Reorganizations’ closing date to shares of the corresponding Fund you hold as of such date.  A Proposed Reorganization will not affect the value of your investment at the time of the Proposed Reorganization, and your interest in a Fund will not be diluted.  The Proposed Reorganizations are expected to be tax-free to each Fund and its shareholders.

Functionally, if shareholders approve the reorganization, it acts almost like an exchange. You exchange the existing shares you hold of the Funds for shares equal in value in the New Funds, and there are no anticipated tax consequences.

Q.            What happens if a Proposed Reorganization is not approved?

A.            The consummation of any Proposed Reorganization is contingent on the consummation of the other Proposed Reorganizations.  Thus, if any Fund’s shareholders do not approve the Proposed Reorganization involving that Fund, no Proposed Reorganization will be effected and the Funds will continue operating as they currently do.

So if the shareholders say no, nothing will happen.

Q.            Will I be able to purchase and redeem shares and receive distributions the same way?

A.            The Proposed Reorganizations will not affect your right to purchase and redeem shares and to receive distributions.

Q.            What action has the Board taken?

A.            After careful consideration, the Board of the Trust, including its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”), approved the Proposal and authorized the solicitation by the Funds of proxies voting “FOR” the Proposal.

Q.            Who bears the expenses associated with the Proposal?

A.            The Adviser will bear expenses associated with the Proposal.  The expenses include costs relating to preparation, printing and distribution of the Proxy Statement and the legal fees and accounting fees with respect to the Proposal and Proxy Statement and expenses of holding the Special Meeting and soliciting shareholder votes.  The Funds will not incur any expenses in connection with the Proposal.

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Q.            Who is Broadridge Financial Solutions, Inc.?

A.            Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Adviser has engaged to contact shareholders and record proxy votes.  In order to hold the Special Meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.            Who is eligible to vote?

A.            Shareholders of record of each Fund as of the close of business on October 5, 2016 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal affecting their Fund presented at the Special Meeting.

Q.            I am a small investor.  Why should I bother to vote?

A.            Your vote is needed to ensure that a quorum is present at the Special Meeting so that the Proposal can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Funds may not receive enough votes to go forward with the Special Meeting.  If this happens, the Proposal would be delayed, and we may need to solicit votes again, which increases costs.

As a note, Motley Fool Asset Management encourages all shareholders to always vote any proxy they receive. Proxies are your voice in the management of the companies and funds that you own, and it’s the Foolish thing to do!

Q.            How do I place my vote and whom do I call for more information?

A.            You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on Wednesday, December 21, 2016 and vote in person.  Please refer to your proxy card for further instructions on how to vote.

The following pages give you additional information about the Proposal on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

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Table of Contents

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS		ii

INSTRUCTIONS FOR EXECUTING PROXY CARDS		iii

PROXY STATEMENT		1

PROPOSAL — APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION		2

A.	OVERVIEW	2
B.	REASONS FOR THE PROPOSED REORGANIZATIONS	3
C.	COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS	5
D.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	5
E.	PERFORMANCE INFORMATION	11
F.	COMPARISON OF SHAREHOLDER SERVICES	16
G.	COMPARISON OF VALUATION PROCEDURES	17
H.	SERVICE PROVIDERS	17
I.	CAPITALIZATION	18
J.	SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	19
K.	FEDERAL INCOME TAX CONSEQUENCES	20
L.	CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS	20
M.	EXPENSES RELATING TO PROPOSAL	25
N.	VOTE REQUIRED FOR PROPOSAL	25

ADDITIONAL INFORMATION		26
OTHER BUSINESS		28
SUBMISSION OF SHAREHOLDER PROPOSALS		28
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES		28
SOLICITATION OF SHAREHOLDER VOTE		29
QUORUM AND REQUIRED VOTE FOR THE FUNDS		29
HOUSEHOLDING		29

APPENDIX A — Form Of Agreement And Plan Of Reorganization		A-1
APPENDIX B — Comparison of Investment Objective And Principal Investment Strategies		B-1
APPENDIX C — Comparison Of The Principal Risks		C-1
APPENDIX D — The Funds’ And New Funds’ Fundamental And Non-Fundamental Investment Limitations		D-1
APPENDIX E — Comparison of Business Structure And Organizational Documents		E-1

i

MOTLEY FOOL FUNDS

Motley Fool Independence Fund

Motley Fool Great America Fund

Motley Fool Epic Voyage Fund

(each a series of the Motley Fool Funds Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR DECEMBER 21, 2016

A Special Meeting of Shareholders (the “Special Meeting”) of the Motley Fool Independence Fund, Motley Fool Great America Fund, and the Motley Fool Epic Voyage Fund (each a “Fund” and together the “Funds”), each a series of The Motley Fool Funds Trust (the “Trust”), will be held at the offices of Motley Fool Asset Management, LLC, the investment adviser to the Funds, located at 2000 Duke Street, Suite 175, Alexandria, Virginia 22314, on Wednesday, December 21, 2016, at 11:00 a.m., Eastern Time.

The purpose of the Special Meeting is to consider and act upon the following proposal by the shareholders of each Fund voting separately:

Proposal:                      Approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of The RBB Fund, Inc., in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively, the “Proposed Reorganizations”).

Shareholders of each Fund also may be asked to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust has fixed the close of business on October 5, 2016 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Lawrence T. Greenberg

Secretary

The Motley Fool Funds Trust

October 14, 2016

Your vote is important — please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

ii

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.              Individual Accounts:  Your name should be signed exactly as it appears in the registration on the proxy card.

2.              Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.              All other accounts:  Show the capacity of the individual signing.  This can be shown either in the form of the account registration itself or by the individual executing the proxy card.  For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Jane Smith, Trustee

	2)	ABC Trust	Jane Smith, Trustee

		Jane Smith, Trustee u/t/d 12/28/78	Jane Smith, Trustee

C.	1)	John Smith, Cust. f/b/o John Smith, Jr. UGMA	John Smith

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the Proxy Statement and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

iii

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

Motley Fool Independence Fund

Motley Fool Great America Fund

Motley Fool Epic Voyage Fund

(each a series of The Motley Fool Funds Trust)

To be held on Wednesday, December 21, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Motley Fool Funds Trust (the “Trust”) to be used at the special meeting of shareholders of the Motley Fool Independence Fund, Motley Fool Great America Fund, and the Motley Fool Epic Voyage Fund (each a “Fund” and together the “Funds”), each a series of the Trust, and at any adjournments thereof, to be held on Wednesday, December 21, 2016 at 11:00 a.m., Eastern Time, at the offices of Motley Fool Asset Management, LLC, the investment adviser to the Funds, located at 2000 Duke Street, Suite 175, Alexandria, Virginia 22314 (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposal (the “Proposal”) by the shareholders of each Fund voting separately:

Proposal:

Approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of The RBB Fund, Inc. (the “New Company”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively the “Proposed Reorganizations”).

Shareholders of each Fund also may be asked to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions, or by mailing a later dated proxy to the Trust.

Shareholders of record at the close of business on the record date established as October 5, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are available at the following website — www.proxyvote.com — and are being mailed to shareholders on or about October 21, 2016.

PROPOSAL — APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

A.                                    OVERVIEW

At meetings held on September 14, 2016 and September 20, 2016, the Board of the Trust, including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization, a copy of which is attached to this Proxy Statement as Appendix A (the “Plan of  Reorganization”).  Under the Plan of Reorganization and the Proposed Reorganizations, each Fund, a series of the Trust, will assign all of its assets to a corresponding New Fund, a series of the New Company, in exchange solely for (1) a number of New Fund shares of each class equal in value to shares of the corresponding class of the Fund outstanding immediately prior to the Closing Date (as defined herein), and (2) the New Fund’s assumption of the Fund’s liabilities, followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equal in value to the Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about December 21,  2016 (the “Closing Date”).  Like the Trust, the New Company is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).

If the Plan of Reorganization is approved by a Fund’s shareholders, they will become shareholders of the corresponding New Fund as set forth below:

Fund (Class)	Proposed to be Reorganized into	New Fund (Class)
Motley Fool Independence Fund Investor Shares (FOOLX) Institutional Shares (FOIIX)	è	Motley Fool Independence Fund (new) Investor Shares (FOOLX) Institutional Shares (FOIIX)

Motley Fool Great America Fund Investor Shares (TMFGX) Institutional Shares (FOGIX)	è	Motley Fool Great America Fund (new) Investor Shares (TMFGX) Institutional Shares (FOGIX)

Motley Fool Epic Voyage Fund Investor Shares (TMFEX) Institutional Shares (FOEIX)	è	Motley Fool Epic Voyage Fund (new) Investor Shares (TMFEX) Institutional Shares (FOEIX)

Each New Fund’s name, investment objective, principal investment strategies, risks and investment limitations will be identical to those of the corresponding Fund.

In addition, the current investment adviser to the Funds, Motley Fool Asset Management, LLC  (the “Adviser”), will continue to serve as the investment adviser to the New Funds and the New Funds will employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor (“Third Party Service Providers”) as currently utilized by the Funds.

There are some differences between the New Funds and the Funds.  In particular, the New Funds are subject to slightly different operating expenses and, while fees for the New Funds are projected to be a bit lower than the current fees of the Funds, the Adviser has agreed to maintain the Funds’ current fee caps for the New Funds through February 28, 2018 following the completion of the Proposed Reorganizations and will re-evaluate the caps before the end of that period.  In addition, the Trust and New Company are organized under different state laws, and Board of the Trust is different from the Board of the New Company.

If approved, the Closing Date for the Proposed Reorganizations is expected to be on or about December 21, 2016, although the date may be adjusted in accordance with the Plan of Reorganization.  The Proposed Reorganizations are expected to be tax-free to the Funds and their shareholders.

The following documents provide additional information about the Funds and the New Funds and are on file with the SEC and available free of charge by calling 1-888-863-8803 or visiting the SEC’s website at www.sec.gov or, with respect to the Funds’ current documents, the Funds’ website at www.foolfunds.com:

•                  Prospectuses and Statement of Additional Information for the Funds dated February 29, 2016

•                  Annual Report to Shareholders of the Funds, including financial statements, for the fiscal year ended October 31, 2015, and Semiannual Report to Shareholders of the Funds for the period ended April 30, 2016

•                  Preliminary Prospectus and Statement of Additional Information for the New Funds filed September 30, 2016

B.                                    REASONS FOR THE PROPOSED REORGANIZATIONS

The Funds are currently series of the Trust, which is a Delaware statutory trust.  The New Company is organized as a multiple-series structure, whereby a common Board of Directors provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers. If the Proposed Reorganizations are approved, the Funds would form only a part of the New Company and Motley Fool Asset Management would be one of a number of investment advisers that provide investment management services to various funds in the New Company. The Adviser believes that the multiple-series structure may provide for significant benefits and efficiencies to funds and their shareholders.

At a meeting of the Board of Trustees held on September 14, 2016, the Adviser recommended that the Trustees approve and recommend to each Fund’s shareholders for their approval the proposed Plan of Reorganization.  At the meeting, representatives of the Adviser and of the New Company discussed certain matters with the Trustees and responded to their questions.  The Trustees also reviewed detailed information provided by the Adviser and the New Company.  The Adviser’s representatives, as well as representatives of certain of the Trust’s Third Party Service Providers, discussed with the Trustees that they had negotiated for the Third Party Service Providers to continue providing services to the Funds as series of the New Company under the same terms and conditions presently in place for the Funds.  The Adviser indicated that, as a result, the Funds would have continuity in the provision of certain service provider services for a period of time after the Reorganization, although it is possible that certain of those services (for example, administrative services) could be provided by the New Company’s current third party service providers prior to expiration of the contracts with the Trust’s Third Party Service Providers.  The Adviser further indicated that any such change in service providers would be made on terms that are at least as favorable to the New Funds and would have to be considered and approved by the New Company’s Board of Directors.  The Trustees met again on September 20, 2016 after further considering the information that had been provided to them and the matters discussed at the September 14 meeting.  During these meetings, the Adviser’s representatives indicated their belief that the Adviser’s ability to support and enhance the prospects for future success of the Funds would be served best through the New Company.

After careful consideration, the Trustees, including all of the Independent Trustees, determined that the Proposed Reorganizations would be in the best interests of each Fund.  The Trustees approved the Plan of Reorganization and recommended that the shareholders of each Fund vote in favor of the Proposed Reorganization by approving the Plan.  In considering the Proposed Reorganizations, the Trustees discussed the terms of the Proposed Reorganizations, and considered, among other things, the factors below from the point of view of the interests of each Fund and its shareholders:

•                                          That the investment objective, principal investment strategies, risks and investment limitations of each Fund are identical to those of the New Fund and that the Adviser will continue to manage each New Fund.

•                                          That the portfolio managers currently serving as portfolio managers to each Fund will continue to manage the corresponding New Fund after the Proposed Reorganizations.

•                                          Upon consummation of the Proposed Reorganizations, each Fund’s shareholders will become shareholders of the corresponding New Fund and will be able to continue to make additional investments in the New Fund.

•                                          That the gross expense ratio for each class of shares of each New Fund is expected to be lower than that of the corresponding classes of shares of the corresponding Fund due to more favorable economic arrangements associated with the Fund becoming a series of the New Company.  The Board considered that while these lower fee arrangements may eventually inure to the benefit of shareholders should the New Fund grow in assets such that the New Fund’s gross total expenses fell below the New Fund’s expense limitation, at the current time because of the expense limitation, these lower fees are expected to benefit the Adviser by reducing the level of its required reimbursement to the Fund and/or by permitting the Adviser to recapture previously waived fees and reimbursed expenses.

•                                          That (i) the advisory fee for each New Fund will be the same as the advisory fee currently paid by the corresponding Fund; and (ii) the Adviser has contractually agreed through February 28, 2018, to waive the New Fund’s advisory fees and/or reimburse expenses (excluding certain agreed upon expenses) to ensure that the New Fund’s annual fund operating expenses for each share class do not exceed the level of the Fund’s current share class expense limitations during that period.

•                                          That, as in the case of each Fund, under the proposed expense limitation agreement with respect to the New Fund, the Adviser would be entitled to recoup any expenses paid or advisory fees waived for a period of three years following any such waiver or payment.

•                                          That a Proposed Reorganization would not occur unless the shareholders of the Fund approved the Proposed Reorganization and, if approved, Fund shareholders would have the option of (i) transferring their investment to a similar fund in a transaction that is not expected to result in the recognition of gain or loss for federal income tax purposes by the Fund or its shareholders, or (ii) redeeming their investment in the Fund, which might have tax consequences for them.

•                                          That, if the Proposed Reorganizations are not approved by shareholders, the Proposed Reorganizations will not be consummated and the Funds will continue to operate as they do currently.

•                                          That the Proposed Reorganizations will be effected at the net asset value per share of each Fund.  Thus, each shareholder will receive shares of the New Fund having an aggregate net asset value identical to the aggregate net asset value of the shareholder’s existing shares.

•                                          That each Fund and its shareholders are not expected to recognize gain or loss for federal income tax purposes as a result of the Proposed Reorganization.

•                                          That the cost of the Proposed Reorganizations will not be borne by the Funds or their shareholders.

•                                          The qualifications of and services to be provided by the service providers to the New Funds.

•                                          That reorganizing the Funds into series of the New Company would allow the Adviser to place more of its focus on managing each Fund and increasing Fund assets.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Plan of Reorganization with respect to each Fund and recommends that shareholders of each Fund approve the Plan of Reorganization.  In approving each Proposed Reorganization, the Trustees determined that the Proposed Reorganization would be in the best interests of each Fund and its shareholders, and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Proposed Reorganization. That is, your interest in the New Fund will not be diluted because the value of your investment in the Fund prior to the Proposed Reorganization will be the same as the value of your investment in the New Fund immediately following the Proposed Reorganization.

C.                                    COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS

The investment objective, principal investment strategies, risks and investment limitations of each Fund and the corresponding New Fund are identical.  Each New Fund is newly organized and will commence operation on the next business day after the Closing Date.  Each Fund’s and New Fund’s investment objective and principal investment strategies are outlined further in Appendix B, principal risks are outlined further in Appendix C, and fundamental and non-fundamental limitations are outlined further in Appendix D.

D.                                    COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

Comparative Fee Tables

The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund.  The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

The pro forma shareholder fees and operating expenses, which show the anticipated effects of the Proposed Reorganizations on both shareholder fees and operating expenses, reflect that the New Funds are projected to have lower operating expenses on a pro forma basis.  The “current” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on current actual expenses incurred by the Funds as of October 31, 2015.

The “pro forma” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on the projected expenses each New Fund is expected to incur going forward. The Total Annual Fund Operating Expenses, as presented, assume that the Proposed Reorganizations are successfully completed for all of the Funds.

1.                                      Motley Fool Independence Fund

	Current				Pro Forma
Motley Fool Independence Fund	Institutional Shares		Investor Shares		Institutional Shares		Investor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of the offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the net asset value)	None		None		None		None
Redemption Fee (as a % of amount redeemed on shares held for 90 days or less)	2.00%		2.00%		2.00%		2.00%
Exchange Fee	None		None		None		None
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24		$24		$24		$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%		0.85%		0.85%		0.85%
Distribution and/or Service (12b-1) Fees	None		None		None		None
Other Expenses	1.29%		0.28%		1.27%		0.26%
Total Annual Fund Operating Expenses	2.14%		1.13%		2.12%		1.11%
Less Contractual Expense Limitation/(Expenses Recouped)	-1.19	%(a)	0.02	%(a)	-0.17	%(b)	0.04	%(b)
Total Annual Fund Operating Expenses After Expense Limitation/ (Expense Recoupment)	0.95%		1.15%		0.95%		1.15%

(a)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Independence Fund’s Institutional Shares and Investor Shares expenses through the end of February 2017, or such later date as may be determined by the Independence Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% and 1.15% annually of average daily net assets of Institutional shares and Investor Shares, respectively.  If the excluded expenses are incurred, the Independence Fund’s operating expenses will be higher than 0.95% and 1.15% annually for the Institutional Shares and Investor Shares, respectively.   The Adviser may recover from the Independence Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively, or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Independence Fund, but otherwise it can be terminated only by the Independence Fund’s Board of Trustees.

(b)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Independence Fund’s Institutional Shares and Investor Shares expenses through the end of February 2018, or such later date as may be determined by the Independence Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively.  If the excluded expenses are incurred, the Independence Fund’s operating expenses will be higher than 0.95% and 1.15% annually for the Institutional Shares and Investor Shares, respectively.   The Adviser may recover from the Independence Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively, or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Independence Fund, but otherwise it can be terminated only by the Independence Fund’s Board of Directors.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation of 1 year for the Fund and 2 years for the New Fund).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$97	$555	$1,040	$2,378
Pro Forma Institutional Shares	$97	$552	$1,033	$2,363
Current Investor shares	$117	$361	$624	$1,376
Pro Forma Investor Shares	$117	$356	$615	$1,354

2.                                      Motley Fool Great America Fund

	Current				Pro Forma
Motley Fool Great America Fund	Institutional Shares		Investor Shares		Institutional Shares		Investor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of the offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the net asset value)	None		None		None		None
Redemption Fee (as a % of amount redeemed on shares held for 90 days or less)	2.00%		2.00%		2.00%		2.00%
Exchange Fee	None		None		None		None
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24		$24		$24		$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%		0.85%		0.85%		0.85%
Distribution and/or Service (12b-1) Fees	None		None		None		None
Other Expenses	1.60%		0.31%		1.56%		0.27%
Total Annual Fund Operating Expenses	2.45%		1.16%		2.41%		1.12%
Less: Contractual Expense Limitation(Expenses Recouped)	-1.50	%(a)	-0.01	%(a)	-1.46	%(b)	0.03	%(b)
Total Annual Fund Operating Expenses After Expense Limitation (Expense Recoupment)	0.95%		1.15%		0.95%		1.15%

(a)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Great America Fund’s Institutional Shares and Investor Shares expenses through the end of February 2017, or such later date as may be determined by the Great America Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% and 1.15% annually of average daily net assets of Institutional shares and Investor Shares, respectively.  If the excluded expenses are incurred, the Great America Fund’s operating expenses will be higher than 0.95% and 1.15% annually for the Institutional Shares and Investor Shares, respectively.   The Adviser may recover from the Great America Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively, or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Great America Fund, but otherwise it can be terminated only by the Great America Fund’s Board of Trustees.

(b)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Great America Fund’s Institutional Shares and Investor Shares expenses through the end of February 2018, or such later date as may be determined by the Great America Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively.  If the excluded expenses are incurred, the Great America Fund’s operating expenses will be higher than 0.95% and 1.15% annually for the Institutional Shares and Investor Shares, respectively.   The Adviser may recover from the Great America Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively, or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Great America Fund, but otherwise it can be terminated only by the Great America Fund’s Board of Directors.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation of 1 year for the Fund and 2 years for the New Fund).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$97	$620	$1,170	$2,672
Pro Forma Institutional Shares	$97	$612	$1,155	$2,639
Current Investor shares	$117	$367	$637	$1,408
Pro Forma Investor Shares	$117	$359	$621	$1,368

3.                                      Motley Fool Epic Voyage Fund

	Current				Pro Forma
Motley Fool Epic Voyage Fund	Institutional Shares		Investor Shares		Institutional Shares		Investor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of the offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the net asset value)	None		None		None		None
Redemption Fee (as a % of amount redeemed on shares held for 90 days or less)	2.00%		2.00%		2.00%		2.00%
Exchange Fee	None		None		None		None
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24		$24		$24		$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%		0.85%		0.85%		0.85%
Distribution and/or Service (12b-1) Fees	None		None		None		None
Other Expenses	5.06%		0.99%		4.84%		0.79%
Total Annual Fund Operating Expenses	5.91%		1.84%		5.69%		1.63%
Less: Contractual Expense Limitation	-4.98	%(a)	-0.71	%(a)	-4.74	%(b)	-0.48	%(b)
Total Annual Fund Operating Expenses After Expense Limitation	0.93%		1.13%		0.95%		1.15%

(a)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Epic Voyage Fund’s Institutional Shares and Investor Shares expenses through the end of February 2018, or such later date as may be determined by the Epic Voyage Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% and 1.15% annually of average daily net assets of Institutional shares and Investor Shares, respectively.  If the excluded expenses are incurred, the Epic Voyage Fund’s operating expenses will be higher than 0.95% and 1.15% annually for the Institutional Shares and Investor Shares, respectively.   The Adviser may recover from the Epic Voyage Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively, or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Epic Voyage Fund, but otherwise it can be terminated only by the Epic Voyage Fund’s Board of Trustees.

(b)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Epic Voyage Fund’s Institutional Shares and Investor Shares expenses through the end of February 2017, or such later date as may be determined by the Epic Voyage Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively.  If the excluded expenses are incurred, the Epic Voyage Fund’s operating expenses will be higher than 0.95% and 1.15% annually for the Institutional Shares and Investor Shares, respectively.   The Adviser may recover from the Epic Voyage Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% and 1.15% annually of average daily net assets of Institutional Shares and Investor Shares, respectively, or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Epic Voyage Fund, but otherwise it can be terminated only by the Epic Voyage Fund’s Board of Directors.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation of 1 year for the Fund and 2 years for the New Fund).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$95	$1,314	$2,511	$5,409
Pro Forma Institutional Shares	$97	$1,273	$2,433	$5,264
Current Investor shares	$115	$510	$929	$2,100
Pro Forma Investor Shares	$117	$467	$840	$1,890

The following table reflects current annual fund expense ratios for each Fund and pro forma expenses of the corresponding New Fund as a percentage of the Fund’s daily net assets, both before (total) and after (net) expense waivers and reimbursements as of February 29, 2016.  The pro forma expenses show the anticipated effects, if any, of the Proposed Reorganizations on both total and net annual fund operating expenses of each Fund.

	Current Institutional Shares	Pro Forma Institutional Shares	Current Investor Shares	Pro Forma Investor Shares
Motley Fool Independence Fund
Total Annual Fund Operating Expenses	2.14%	2.12%	1.13%	1.11%
Net Expenses	0.95%	0.95%	1.15%	1.15%
Motley Fool Great America Fund
Total Annual Fund Operating Expenses	2.45%	2.41%	1.16%	1.12%

Net Expenses	0.95%	0.95%	1.15%	1.15%
Motley Fool Epic Voyage Fund
Total Annual Fund Operating Expenses	5.91%	5.69%	1.84%	1.63%
Net Expenses	0.93%	0.95%	1.13%	1.15%

As shown above and in the chart below, if the Proposed Reorganizations are approved, the Adviser has contractually agreed to reduce its fees and/or pay New Fund expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to limit annual fund operating expenses to amounts equal to the current contractual arrangements for each Fund through February 28, 2018.

	Current Institutional Shares	Pro Forma Institutional Shares	Current Investor Shares	Pro Forma Investor Shares
Motley Fool Independence Fund	0.95%	0.95%	1.15%	1.15%
Motley Fool Great America Fund	0.95%	0.95%	1.15%	1.15%
Motley Fool Epic Voyage Fund	0.95%	0.95%	1.15%	1.15%

E.                                    PERFORMANCE INFORMATION

The information in this section shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time.  The bar charts depict a Funds’ annual total return since inception.  The tables below provide the average annual total return information for the Funds and their share classes, and include both before- and after-tax returns for the Investor Shares (the shares with the longest performance).  Each Fund’s average annual returns for one-, five- and ten-year periods (or since inception of the Fund if shorter) are compared to the performance of an appropriate broad-based index.

The New Funds have not yet commenced operations and therefore have no performance history.  However, if the Proposed Reorganizations are approved by shareholders, each New Fund will acquire all of the assets, and assume all of the liabilities, of the corresponding Fund and will adopt the financial statements and performance history of the corresponding Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or individual retirement accounts.  After-tax returns are shown only for the Investor Shares.  After-tax returns for the Institutional Shares will vary.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Motley Fool Independence Fund — Investor Shares

Calendar Year Total Returns

The Fund’s calendar year-to-date return as of September 30, 2016 was 5.13%.

Best Quarter: 17.07% in the quarter ended September 30, 2010

Worst Quarter: -13.47% in the quarter ended September 30, 2011

Motley Fool Independence Fund

Average Annual Total Returns For the Periods Ended December 31, 2015

	1 Year	3 Years	5 Years	Since Inception (June 16, 2009)	Since Inception (June 17, 2014)
Investor Shares*
– Return Before Taxes	-1.58%	9.37%	7.43%	12.33%	N/A
– Return After Taxes on Distributions	-1.60%	9.08%	7.21%	12.07%	N/A
– Return After Taxes on Distributions and Sale of Fund Shares	-0.89%	7.28%	5.85%	10.02%	N/A
Institutional Shares**	-1.37%	N/A	N/A	N/A	0.03%
FTSE Global All Cap (Fair Value 16.00 EST) Net Tax (US RIC) Index (reflects no deduction for fees, expenses and taxes)	-0.95%	8.30%	6.62%	10.98%	-1.51%

* The inception date of the Investor Shares was June 16, 2009.

** The inception date of the Institutional Shares was June 17, 2014.

Motley Fool Great America Fund — Investor Shares

Calendar Year Total Returns

The Fund’s calendar year-to-date return as of September 30, 2016 was 2.26%.

Best Quarter: 13.20% in the quarter ended March 31, 2012

Worst Quarter: -17.07% in the quarter ended September 30, 2011

Motley Fool Great America Fund

Average Annual Total Returns For the Periods Ended December 31, 2015

	1 Year	3 Years	5 Years	Since Inception (November 1, 2010)	Since Inception (June 17, 2014)
Investor Shares*
– Return Before Taxes	-2.89%	13.20%	11.39%	13.18%	N/A
– Return After Taxes on Distributions	-2.92%	13.04%	11.29%	13.07%	N/A
– Return After Taxes on Distributions and Sale of Fund Shares	-1.61%	10.34%	9.09%	10.59%	N/A
Institutional Shares**	-2.74%	N/A	N/A	N/A	2.62%
Russell MidCap Index (reflects no deduction for fees, expenses or taxes)	-2.44%	14.18%	11.46%	12.91%	1.94%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	11.65%	9.19%	11.38%	-0.91%

* The inception date of the Investor Shares was November 1, 2010.

** The inception date of the Institutional Shares was June 17, 2014.

Motley Fool Epic Voyage Fund — Investor Shares

Calendar Year Total Returns

The Fund’s calendar year-to-date return as of September 30, 2016 was 12.63%.

Best Quarter: 13.35% in the quarter ended March 31, 2012

Worst Quarter: -12.18% in the quarter ended September 30, 2015

Motley Fool Epic Voyage Fund

Average Annual Total Returns For the Periods Ended December 31, 2015

	1 Year	3 Years	Since Inception (November 1, 2011)	Since Inception (June 17, 2014)
Investor Shares*
– Return Before Taxes	-7.71%	0.17%	2.83%	N/A
– Return After Taxes on Distributions	-7.74%	-0.01%	2.63%	N/A
– Return After Taxes on Distributions and Sale of Fund Shares	-3.99%	0.24%	2.28%	N/A
Institutional Shares**	-7.62%	N/A	N/A	-10.58%
FTSE Global All Cap ex-US (Fair Value 16.00 EST) Net Tax (US RIC) Index (reflects no deduction for fees and expenses)	-3.48%	2.09%	5.12%	-7.87%
FTSE Emerging Markets All Cap China A Inclusion (Fair Value 16.00 EST) Net Tax (US RIC) Index (reflects no deduction for fees and expenses or taxes)	-13.64%	-5.27%	-0.89%	-11.42%

* The inception date of the Investor Shares was November 11, 2011.

** The inception date of the Institutional Shares was June 17, 2014.

F.            COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

Each New Fund will offer the same shareholder purchase and redemption services as the corresponding Fund, including telephone purchases and redemptions.   Shares of each New Fund may be purchased and redeemed at the net asset value of the shares of that New Fund class next calculated (minus any applicable redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in the Funds by contacting your financial intermediary or by mailing a check or wiring money into your account.  The New Funds will offer the same account minimums and automatic investment plan as the Funds.  The initial minimum and subsequent investments for each New Fund and account types are summarized below:

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
	$100,000	No Minimum Amount
Investor Shares
– Standard Accounts	$500	$50
– Traditional and Roth IRA Accounts	$500	$50
– Accounts with Systematic Investment Plans	$500	$50

Redemptions

You may redeem any or all of your shares in the Funds or, after the Proposed Reorganizations, the New Funds by writing or telephoning the Funds or New Funds, as applicable.

Dividends and other Distributions

Each New Fund will have the same dividend and other distribution policy as the corresponding Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in a Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the corresponding New Fund’s shares following the Proposed Reorganizations.

Fiscal Year

The Funds currently operate on a fiscal year ending October 31.  Following the Proposed Reorganization, each New Fund will assume the financial history of the corresponding Fund and will continue to operate on a fiscal year ending October 31 of each year.

Legal Structures

As a technical matter of law, the New Company is organized as a Maryland corporation and the Trust is organized as a Delaware statutory trust.  Many mutual funds in the United States use one of these two forms of organization because they are functionally very similar and in either case are subject to the same federal regulation.  Further information about the current structure of the New Company and the Trust is contained in Appendix E and in their respective governing documents and relevant state law.

G.            COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which the New Company intends to value the securities of the New Funds are substantially similar to the procedures used by the Trust to value the securities of the Funds.  In all cases where quoted market prices are not available or quoted prices are deemed not to be representative of the market value of securities, both the New Trust and the Trust employ fair value procedures to value their securities in the Funds.   Material terms of the policies of the New Trust and the Trust are described below.

Exchange Traded Securities.  For both the New Company and the Trust, securities that are traded on an exchange are valued using the last reported sales price.  However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day.

Over the Counter Securities.  For both the New Company and the Trust, securities that are not traded on an exchange are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®.

Options.  For both the New Company and the Trust, stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options.   If prices for either options are not readily available as per the above, the New Company and the Trust will implement their fair value procedures.

Debt Securities.  For both the New Trust and the Trust, debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

Foreign Securities.  For the New Company and the Trust, foreign securities will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange.

Fair Value Determinations.  For the New Trust and the Trust, the decision to fair value a portfolio security is made by each Board’s valuation committee when prices are not readily available or when, in the judgment of the Adviser, the prices available do not represent the fair value of the security.  The New Company and Trust valuation committees may consider factors such as the fundamental analytical data relating to the security, the nature and duration of any restriction on the disposition of the security, and evaluation of any forces that influence the market, among others.  The New Company and Trust valuation committees each report to their respective Board on a quarterly basis regarding any securities that have been fair valued.

H.            SERVICE PROVIDERS

Motley Fool Asset Management, LLC.  The New Funds will maintain the same investment adviser as their corresponding Funds.  Each Fund’s adviser is Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, Virginia 22314.   The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment-newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner.

The Adviser is entitled to an annual advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated below.  For the fiscal year ended October 30, 2015, the Adviser received, after applicable fee waivers, an advisory fee at an annual rate of each Fund’s average daily net assets as follows:

	Contractual Advisory Fee	Advisory Fee Received
Motley Fool Independence Fund	0.85%	0.87%*
Motley Fool Great America Fund	0.85%	0.84%
Motley Fool Epic Voyage Fund	0.85%	0.13%

* The Adviser recovered fees and expenses previously paid, waived or absorbed from the Independence Fund.

Third Party Service Providers. The following is a list of principal service providers for the Funds and the New Funds.

Service Providers

Service	Funds	New Funds
Distributor	Foreside Funds Distributors LLC 899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, Pennsylvania 19312	Same.

Custodian	The Bank of New York Mellon One Wall Street New York, New York 10286	Same.

Transfer Agent, Fund Accountant and Administrator	BNY Mellon Investment Servicing (US) Inc. P.O. Box 9780 Providence, Rhode Island 02940	Same.

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103	Same.

Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103

I.             CAPITALIZATION

The following tables set forth as of October 31, 2015: (1) the unaudited capitalization of each Fund and the unaudited capitalization of the corresponding New Fund, and (2) the unaudited pro forma combined capitalization of that New Fund assuming the Proposed Reorganization has been approved.  If the Proposed Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in each Fund and changes in net asset value per share.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Motley Fool Independence Fund
Institutional Shares	$7,725,584	379,611	$20.35
Investor Shares	$393,611,286	19,372,457	20.32
New Fund
Institutional Shares	$0	0	$0
Investor Shares	$0	0	$0
Pro Forma of New Fund (Fund + New Fund)
Institutional Shares	$7,725,584	379,611	$20.35
Investor Shares	$393,611,286	19,372,457	20.32

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Motley Fool Great America Fund
Institutional Shares	$7,009,652	373,787	$18.75
Investor Shares	$238,481,904	12,741,968	$18.72
New Fund
Institutional Shares	$0	0	$0
Investor Shares	$0	0	$0
Pro Forma of New Fund (Fund + New Fund)
Institutional Shares	$7,009,652	373,787	$18.75
Investor Shares	$238,481,904	12,741,968	$18.72

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Motley Fool Epic Voyage Fund
Institutional Shares	$1,740,103	159,673	$10.90
Investor Shares	$31,159,803	2,864,671	$10.88
New Fund
Institutional Shares	$0	0	$0
Investor Shares	$0	0	$0
Pro Forma of New Fund (Fund + New Fund)
Institutional Shares	$1,740,103	159,673	$10.90
Investor Shares	$31,159,803	2,864,671	$10.88

J.             SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

The following is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

The Proposed Reorganizations

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided it is approved by a Fund’s shareholders.  The consummation of any Proposed Reorganization is contingent on the consummation of the other Proposed Reorganizations.  Thus, if any Fund’s shareholders do not approve the Plan of Reorganization with respect to that Fund, no Proposed Reorganization will be effected.

Assuming that the Funds’ shareholders approve the Plan of Reorganization, each Proposed Reorganization will proceed as follows.  First, each Fund will transfer all of its assets to the corresponding New Fund in exchange solely for shares of the New Fund and the assumption by the New Fund of all liabilities of the Fund.  Immediately thereafter, the Fund will liquidate and distribute the shares received from the New Fund to its shareholders in exchange for their shares of the Fund, by class.  This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each such account the shares due to the shareholder in the Proposed Reorganization.  Every shareholder will own shares of the class of the New Fund equal in value to the shares of the corresponding class of the corresponding Fund held by the shareholder immediately before the Proposed Reorganization.  The value of your investment immediately after the Proposed

Reorganization should be the same as it was immediately prior to the Proposed Reorganization.  All of these transactions would occur as of the Closing Date.

Other Provisions

Each Proposed Reorganization is subject to a number of conditions set forth in the Plan of Reorganization.  Certain of these conditions may be waived by the Board of the Trust and/or the Board of the New Company.  Two significant conditions that may not be waived are (a) the receipt by the Trust and New Company of an opinion of counsel to the New Company as to certain federal income tax aspects of the Proposed Reorganizations and (b) the approval of the Plan of Reorganization by shareholders of the Funds.  Under certain circumstances, the Plan of Reorganization may be terminated and the Proposed Reorganizations abandoned at any time prior to the Closing Date, before or after approval by the Funds’ shareholders, by the Board of the Trust or the New Company.  In addition, the Plan of Reorganization may be amended upon mutual agreement.  However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the Special Meeting in a manner that would change the method for determining the value of shares to be issued to shareholders of the Funds.

K.            FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Proposed Reorganization, the Trust and New Company will receive an opinion of counsel to the New Company to the effect that the Proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided a Proposed Reorganization so qualifies, the Fund, the New Fund, and the Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Proposed Reorganization.  In addition, the tax basis of, and the holding period for, a New Fund’s shares received by each shareholder of the corresponding Fund in a Proposed Reorganization will be the same as the tax basis of, and the holding period for, the Fund’s shares exchanged by such shareholder in the Proposed Reorganization (provided that, with respect to the holding period for the New Fund’s shares received, the Fund’s shares exchanged must have been held as capital assets by the shareholder).

Each Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, each Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.

Although the Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

L.            CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Proposed Reorganizations, the operations of the New Funds will be overseen by the New Company’s Board.  The business of the New Company is managed under the direction of the New Company’s Board in accordance with governing documents, which have been filed with the SEC.  The New Company’s Board consists of eight individuals, seven of whom are Independent Directors.  The Trust’s Board of Trustees consists of three Trustees, two of whom are Independent Trustees.

Pursuant to the governing documents of the New Company, the New Company’s Board is responsible for the overall management of the New Company, including general supervision and review of the investment activities of the New Funds.  The New Company’s Board, in turn, elects the officers of the New Company (i.e., President, a Secretary, a Treasurer, a Chief Compliance Officer and a Principal Financial Officer), who are responsible for administering the day-to-day operations of the New Company and its separate series.  The New Company’s Board also retains the power to conduct, operate and carry on the business of the New Company and has the power to incur and pay any expenses, which, in the opinion of the New Company’s Board, are necessary or incidental to carry out any of New Company’s purposes.  The Board of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust.  The Directors, officers, employees and agents of the New Company, when acting in such capacities, shall not be subject to any personal liability except for their own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties.  The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of the New Company and their principal occupation during the past five years.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held During the Past 5 Years

Independent Directors of the New Company

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	24	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	24	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	24	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held During the Past 5 Years

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	24

Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Sam Lambroza 103 Bellevue Parkway Wilmington, DE 19809 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	24	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	24	Independent Trustee of EIP Investment Trust (registered investment company).

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	24	Reich and Tang Group (asset management).

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held During the Past 5 Years

Interested Director and Officers of the New Company(2)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 Age: 78	Director	1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	24	None

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	Not Applicable	Not Applicable

James Shaw 103 Bellevue Parkway Wilmington, DE 19809 Age: 56	Secretary Treasurer Assistant Treasurer	2016 to present 2016 to present 2005 to 2016	From 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	Not Applicable	Not Applicable

Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				Not Applicable	Not Applicable

Jesse Schmitting 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).	Not Applicable	Not Applicable

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held During the Past 5 Years

Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	Not Applicable	Not Applicable

Edward Paz 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present)	Not Applicable	Not Applicable

(1)                  Subject to the New Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the New Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                  Mr. Sablowsky is considered an “interested person” of the New Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee also meets with RBB’s independent registered public accounting firms to ensure that RBB’s respective audit scopes include risk-based considerations as to RBB’s financial position and operations.

Compensation of Directors.   RBB pays each Director a retainer at the rate of $85,000 annually, $3,500 for each regular meeting of the Board, and $2,000 for each committee meeting or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each receive an additional fee of $10,000 for his services. The Chairman of the Nominating and Governance Committee and Chairman of the Contract Committee each receives an additional fee of $6,000 per year for his services.  The Chairman of the Board receives an additional fee of $25,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of RBB.  Vigilant Compliance, LLC is compensated for the services provided to RBB, and such compensation is determined by the Board.

M.                                 EXPENSES RELATING TO THE PROPOSAL

All expenses, including mailing, proxy solicitation and tabulation expenses, associated with the Proposal will be borne by the Adviser.

N.                                    VOTE REQUIRED FOR THE PROPOSAL

Approval of the Proposal with respect to a Fund requires the vote of a “majority of the outstanding voting securities” of that Fund entitled to vote on the Proposal, as defined in the 1940 Act, which means (i) the vote of 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Adviser or any of their respective affiliated companies.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on the Record Date (October 5, 2016) will be entitled to be present and vote at the Special Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of that date, the following shares of the Funds were outstanding:

Fund	Institutional Shares	Investor Shares
Motley Fool Independence Fund	349,526.45	17,519,776.00
Motley Fool Great America Fund	299,928.00	11,382,543.26
Motley Fool Epic Voyage Fund	174,730.69	2,440,457.00

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or class of a Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Fund.

As of September 22, 2016, the officers and Trustees of the Trust, as a group, owned less than 1% of the shares of each of the Funds.  As of September 30, 2016, the following shareholders were considered to be either a control person or an affiliated person of the Funds:

Fund	Shareholder and Address	Percentage of Class Owned	Record or Beneficial Ownership
Motley Fool Independence Fund Investor Shares	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco CA 94104-4122	29.49%	Record

	National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	22.24%	Record

	TD AmeriTrade Inc. PO Box 2226 Omaha, NE 68103-2226	10.10%	Record

Fund	Shareholder and Address	Percentage of Class Owned	Record or Beneficial Ownership
Motley Fool Independence Fund Institutional Shares	Motley Fool Asset Management LLC 2000 Duke Street Suite 175 Alexandria, VA 22314-6116	30.87%	Record

	LPL Financial 4707 Executive Drive San Diego, CA 92121	20.05%	Record

	National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	16.53%	Record

	First Premier Bank 6010 South Minnesota Ave, Suite 208 Sioux Falls, SD 57108	16.42%	Record

Motley Fool Great America Fund Investor Shares	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco CA 94104-4122	32.58%	Record

	National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	27.43%	Record

	TD AmeriTrade Inc. PO Box 2226 Omaha, NE 68103-2226	10.58%	Record

Motley Fool Great America Fund Institutional Shares	LPL Financial 4707 Executive Drive San Diego, CA 92121	40.79%	Record

	Motley Fool Asset Management LLC 2000 Duke Street Suite 175 Alexandria, VA 22314-6116	33.91%	Record

	National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	11.07%	Record

	TD AmeriTrade Inc. PO Box 2226 Omaha, NE 68103-2226	8.66%	Record

Motley Fool Epic Voyage Fund Investor Shares	National Financial Services LLC 499 Washington Blvd FL 5	25.15%	Record

Fund	Shareholder and Address	Percentage of Class Owned	Record or Beneficial Ownership
	Jersey City, NJ 07310-2010

	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco CA 94104-4122	23.83%	Record

	TD AmeriTrade Inc. PO Box 2226 Omaha, NE 68103-2226 Jersey City, NJ 07303-2052	12.51%	Record

Motley Fool Epic Voyage Fund Institutional Shares	Motley Fool Asset Management LLC 2000 Duke Street Suite 175 Alexandria, VA 22314-6116	60.14%	Record

	National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	20.12%	Record

	William H. Mann III and Judy H. Mann c/o Motley Fool Asset Management LLC 2000 Duke Street Suite 175 Alexandria, VA 22314-6116	17.34%	Beneficial

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Motley Fool Asset Management LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of c/o Motley Fool Asset Management LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person.  At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, please call us toll-free at 1-855-601-2249.

The Adviser expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge is expected to receive approximately $150,000 from the Adviser for the solicitation of proxies.  The Adviser will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the Proposal.

QUORUM AND REQUIRED VOTE FOR THE FUNDS

The presence in person or by proxy of the holders of record of forty percent (40%) of the shares of each of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.   Approval of the Proposal with respect to a Fund requires the vote of a “majority of the outstanding voting securities” of that Fund entitled to vote on the Proposal, as defined in the 1940 Act, which means (i) the vote of 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Each Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposal. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

HOUSEHOLDING

In an effort to decrease costs, the Funds have only sent one set of Proxy Materials to multiple security holders sharing an address unless you have instructed us otherwise.  Please call the Funds toll free at 1-888-863-8803 to request individual copies of the document.  If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to Motley Fool Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9780, Providence, Rhode Island 02940.

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of September 27, 2016, by and between The RBB Fund, Inc., a Maryland corporation (the “RBB Fund”), on behalf of its separate investment series listed on Schedule A (the “Acquiring Funds”) and The Motley Fool Funds Trust, a Delaware statutory trust (“MFFT”), on behalf of its separate investment series listed on Schedule A (the “Acquired Funds” and, together with the Acquiring Funds, the “Funds”).  Motley Fool Asset Management, LLC, the investment adviser to the Acquiring Funds and the Acquired Funds, is a party to this Agreement solely for purposes of paragraph 8.2.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Funds are made and shall be taken or undertaken by the RBB Fund on behalf of the Acquiring Funds and all agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquired Funds are made and shall be taken or undertaken by MFFT on behalf of the Acquired Funds.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations Section 1.368-2(g) with respect to each Acquired Fund and corresponding Acquiring Fund.  The reorganization will consist of the transfer of all of the assets of each of the Acquired Funds to its corresponding Acquiring Fund in exchange solely for shares of beneficial interest of the corresponding Acquiring Fund (the “Acquiring Fund Shares”), the assumption by each Acquiring Fund of all liabilities of the corresponding Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of each corresponding Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of each of the Acquired Funds, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Funds and the Acquired Funds are (or will be by the Effective Time, as defined in paragraph 3.1) each separate investment series of registered open-end management investment companies, and the Acquired Funds own securities which are assets of the character in which the Acquiring Funds are permitted to invest; and

WHEREAS, the Acquired Funds and the Acquiring Funds are each authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Directors of the RBB Fund has determined, with respect to each of the Acquiring Funds, that: (1) participation in the Reorganization is in the best interests of each of the Acquiring Funds and their shareholders, and (2) the interests of the existing shareholders of each of the Acquiring Funds would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of MFFT has determined, with respect to each of the Acquired Funds, that: (1) participation in the Reorganization is in the best interests of each of the Acquired Funds and their shareholders, and (2) the interests of the existing shareholders of each of the Acquired Funds would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      THE REORGANIZATION AND FUND TRANSACTIONS

1.1.                            The Reorganization.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), MFFT shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of each of the Acquired Funds to the corresponding Acquiring Fund, and each Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the corresponding Acquired Fund.  In consideration of the foregoing, at the Effective Time, each of the Acquiring Funds shall deliver to the corresponding Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  Holders of Investor Shares of each Acquired Fund will receive Investor Shares of the corresponding Acquiring Fund and holders of Institutional Shares of each Acquired Fund will receive Institutional Shares of the corresponding Acquiring Fund.  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.                            Assets of the Acquired Funds.  The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of each respective Acquired Fund at the Valuation Time (as defined in paragraph 2.5), books and records of each Acquired Fund, and any other property owned by the Acquired Funds at the Valuation Time (collectively, the “Assets”).

1.3.                            Liabilities of the Acquired Funds.  Each Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.  Each Acquiring Fund will assume all of its corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4.                            Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), each Acquired Fund will distribute the Acquiring Fund Shares received from its corresponding Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of each Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to the respective Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of each respective Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of each Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Funds.  The Acquiring Funds shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.                            Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ Transfer Agent (as defined in paragraph 3.3).

1.6.                            Filing Responsibilities of the Acquired Funds.  Any reporting responsibility of the Acquired Funds, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds up to and including the Closing Date and such later date as the Acquired Funds’ existence is terminated.

2.                                      VALUATION

2.1.                            Net Asset Value of the Acquired Funds.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Funds.

2.2.                            Net Asset Value of the Acquiring Funds.  The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Funds.

2.3.                            Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of: (i) the per share net asset value of the Acquired Fund Shares participating therein attributable to Investor Shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Investor Shares of the corresponding Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2; (ii) the per share net asset value of the Acquired Fund Shares participating therein attributable to Institutional Shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Institutional Share of the corresponding Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4.                            Determination of Value.  All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.  MFFT and RBB Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of any Acquired Fund before they are held by a corresponding Acquiring Fund.

2.5.                            Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

3.                                      CLOSING

3.1.                            Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of MFFT on or about December 21, 2016, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2.                            Transfer and Delivery of Assets.  MFFT shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Funds, to deliver, at the Closing, the necessary documents to rename the Funds’ accounts.  Each Acquired Fund’s portfolio securities represented shall be accounted for by BNY, on behalf of each respective Acquired Fund, for the corresponding Acquiring Fund.  BNY, on behalf of each Acquired Fund, shall rename the account on behalf of the corresponding Acquiring Fund, as of the Effective Time, by renaming, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, each Acquired Fund’s Assets deposited with such depositories.  The cash of each Acquired Fund shall also be renamed as described herein at the Effective Time.

3.3.                            Share Records. MFFT shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as transfer agent for each of the Acquired Funds (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  Each Acquiring Fund shall issue and deliver to the Secretary of the corresponding Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to each respective Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Funds as of the Effective Time that such Acquiring Fund Shares have been credited to each Acquired Fund’s accounts on the books of the corresponding Acquiring Fund.

3.4.                            Postponement of Valuation Time.  In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of MFFT and the Board of Directors of RBB Fund, accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Funds, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.                            Representations and Warranties of the Acquired Funds.  Except as has been fully disclosed to the Acquiring Funds in a schedule to this Agreement, MFFT represents and warrants to RBB Fund as follows:

(a)                                 Each Acquired Fund is a duly established series of MFFT, which is a statutory trust duly organized, validly existing and in good standing under the laws of State of Delaware, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)                                 MFFT is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)                                 The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Funds and each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)                                  At the Effective Time, each Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, each corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)                                   MFFT is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which any Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquired Fund is a party or by which it is bound.

(g)                                  All material contracts or other commitments of each Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, forward contracts and other similar instruments, and those contracts listed in Schedule 4.1 to this Agreement) will terminate without liability or obligation to each such Acquired Fund on or prior to the Effective Time.  Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of MFFT, on behalf of the Acquired Funds, and, to MFFT’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment, if applicable, by the Acquired Funds to the Acquiring Funds of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund, or the imposition of any penalty thereunder.

(h)                                 Except as otherwise disclosed to and accepted by the Acquiring Funds in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against any Acquired Funds or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Funds know of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

(i)                                     The Statements of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedules of Investments of the Acquired Funds at October 31, 2015 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)                                    Since October 31, 2015, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by any Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by an Acquired Fund, the discharge of an Acquired Fund’s liabilities, or the redemption of an Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)                                 At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is the subject of an ongoing, pending, or threatened audit, investigation, or proceeding and no assessment has been asserted with respect to such returns.  No Acquired Fund is liable for taxes of any person other than itself or is a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement.  No Acquired Fund has granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(l)                                     At the end of their first taxable year since the commencement of operations, each Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  Each Acquired Fund has met the requirements of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. None of the Acquired Funds has at any time since its inception been liable for, nor is any now liable for, any income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on each Acquired Fund’s books. The Acquired Funds have no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Funds will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Funds at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  Each Acquired Fund is in compliance with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m)                             No Acquired Fund has previously been a party to a tax-free reorganization under the Code within the preceding twelve months.  No Acquired Fund is under the jurisdiction of a court in a bankruptcy case under Title 11 of the United States Code or similar case within the meaning of Code section 368(a)(3)(A).

(n)                                 All of the issued and outstanding shares of the Acquired Funds will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of each Acquired Fund, as provided in paragraph 3.3.  The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund’s shares.

(o)                                 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of MFFT, on behalf of each Acquired Fund, and, subject to the approval of the shareholders of each respective Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p)                                 The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to any Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Funds for use therein.

4.2.                            Representations and Warranties of the Acquiring Funds. Except as has been fully disclosed to the Acquired Funds in a schedule to this Agreement, RBB Fund represents and warrants to MFFT as follows:

(a)                                 Each Acquiring Fund is a duly established series of the RBB Fund, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation and By-Laws, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)                                 At the Effective Time, RBB Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)                                 The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)                                  RBB Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law or a material violation of the RBB Fund’s Articles of Incorporation and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which any Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquiring Fund is a party or by which it is bound.

(f)                                   Except as otherwise disclosed to and accepted by the Acquired Funds in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to each Acquiring Fund’s knowledge, threatened against an Acquiring Fund, or any Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect an Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Funds know of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

(g)                                  Prior to the Effective Time, none of the Acquiring Funds will have carried on any business activity and none will have any assets or liabilities.

(h)                                 At the Effective Time, all issued and outstanding shares of each Acquiring Fund will be duly and validly issued and outstanding, fully paid and non-assessable by the RBB Fund and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security  convertible into any Acquiring Fund Shares.

(i)                                     Each Acquiring Fund intends to meet the requirements of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification as a regulated investment company.

(j)                                    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the RBB Fund, on behalf of each Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)                                 The Acquiring Fund Shares to be issued and delivered to the corresponding Acquired Fund, for the account of the respective Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the RBB Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.

(l)                                     The Proxy Statement, insofar as it relates to any Acquiring Fund and the Acquiring Fund Shares, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Funds for use therein.

5.                                      COVENANTS AND AGREEMENTS

5.1.                            Conduct of Business.  Each Acquired Fund will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                            No Distribution of Acquiring Fund Shares.  Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.                            Information.  Each Acquired Fund will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

5.4.                            Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.                            Shareholder Meeting.  Each Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.                            Proxy Statement. In connection with the shareholder meetings referred to in paragraph 5.5 above, each Acquired Fund will provide the Acquiring Funds with information regarding the Acquired Funds, and the Acquiring Funds will provide the Acquired Funds with information regarding the Acquiring Funds, reasonably necessary for the preparation of a Proxy Statement on Schedule 14A (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.                            Liquidating Distribution.  As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.                            Best Efforts. The Acquiring Funds and the Acquired Funds shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.                            Other Instruments. The Acquired Funds and the Acquiring Funds, each covenant that they will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Funds, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Funds, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.                     Regulatory Approvals. The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue their operations after the Effective Time.

5.11.                     Indemnification.  The Acquiring Funds agree that all rights to indemnification and all limitations of liability existing in favor of the Acquired Funds’ current and former Trustees and officers, acting in their capacities as such, under MFFT’s Declaration of Trust and By-Laws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Funds and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Funds, their successors or assigns.

6.                                      CONDITIONS PRECEDENT

6.1.                            Conditions Precedent to Obligations of the Acquired Funds.  The obligations of the Acquired Funds to consummate the transactions provided for herein shall be subject, at MFFT’s election, to the following conditions:

(a)                                 All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)                                 RBB Fund shall have delivered to the Acquired Funds a certificate executed in the name of RBB Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MFFT, and dated as of the Effective Time, to the effect that the representations and warranties of the RBB Fund, on behalf of each of the Acquiring Funds, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MFFT shall reasonably request.

(c)                                  The Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Funds, on or before the Effective Time.

(d)                                 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)                                  MFFT, on behalf of the Acquired Funds, shall have received on the Closing Date the opinion of Drinker Biddle & Reath LLP, counsel to the RBB Fund (which may reasonably rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Trustees of RBB Fund) dated as of the Closing Date, covering the following points:

(i)                                     The RBB Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of the Acquiring Funds’ properties and assets and to carry on its business, including that of each Acquiring Fund, as a registered investment company, and each Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)                                  The Agreement has been duly authorized, executed and delivered by the RBB Fund on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by MFFT, is a valid and binding obligation of the RBB Fund on behalf of each Acquiring Fund enforceable against the RBB Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)                               The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the RBB Fund, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)                              The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the RBB Fund’s Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the RBB Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the RBB Fund is a party or by which it is bound;

(v)                                 To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the RBB Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(vi)                              The RBB Fund is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of each Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and each Acquiring Fund is a separate series of the RBB Fund duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-Laws of the RBB Fund and applicable law; and

(vii)                           To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the RBB Fund or any Acquiring Fund or any of their respective properties or assets and neither the RBB Fund nor any Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.                            Conditions Precedent to Obligations of the Acquiring Funds. The obligations of the Acquiring Funds to complete the transactions provided for herein shall be subject, at the RBB Fund’s election, to the following conditions:

(a)                                 All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)                                 MFFT shall have delivered to the Acquiring Funds a statement of each Acquired Fund’s Assets and Liabilities, as of the Effective Time, which are prepared in accordance with GAAP and certified by the Treasurer of MFFT.

(c)                                  MFFT shall have delivered to the Acquiring Funds a certificate executed in the name of MFFT by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Funds and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Funds, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the RBB Fund shall reasonably request.

(d)                                 The Acquired Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Funds, on or before the Effective Time.

(e)                                  The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)                                   RBB Fund, on behalf of the Acquiring Funds, shall have received on the Closing Date the opinion of Morgan, Lewis & Bockius LLP, counsel to MFFT (or local Delaware counsel with respect to matters governed by the laws of the State of Delaware) (each such opinion may reasonably rely on certificates of officers or Trustees of MFFT) dated as of the Closing Date, covering the following points:

(i)                                     MFFT is a statutory trust validly existing under the laws of the State of Delaware and has the power to own all of the Acquired Funds’ properties and assets, and to carry on its business, including that of the Acquired Funds, as presently conducted;

(ii)                                  The Agreement has been duly authorized, executed and delivered by MFFT, on behalf of the Acquired Funds, and, assuming due authorization, execution and delivery of the Agreement by the RBB Fund, is a valid and binding obligation of the MFFT, on behalf of the Acquired Funds, enforceable against MFFT in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)                               The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of MFFT’s Declaration of Trust or its By-Laws or any provision of any agreement (known to such counsel) to which MFFT is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to RBB Fund, judgment or decree to which MFFT is a party or by which it is bound;

(iv)                              To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by MFFT in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(v)                                 MFFT is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Funds, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)                              The outstanding shares of the Acquired Funds are registered under the 1933 Act, and such registration is in full force and effect; and

(vii)                           To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to MFFT or any Acquired Fund or any of their respective properties or assets, and neither MFFT nor any Acquired Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.                            Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Funds or the Acquiring Funds shall, at their option, not be required to consummate the transactions contemplated by this Agreement.

(a)                                 The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of MFFT and the Board of Directors of RBB Fund and (ii) the shareholders of each Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Funds.  Notwithstanding anything herein to the contrary, neither MFFT, on behalf of the Acquired Funds, nor the RBB Fund on behalf of the Acquiring Funds, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b)                                 At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of MFFT, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)                                  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions.

(d)                                 MFFT and the RBB Fund shall have received an opinion of Drinker Biddle & Reath LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(i)                                     the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code with respect to each Acquired Fund and corresponding Acquiring Fund, and each such Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)                                  no gain or loss will be recognized by any Acquired Fund (a) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquiring Fund shares and the assumption of the liabilities of the Acquired Fund or (b) upon the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund;

(iii)                               no gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of the corresponding Acquired Fund in exchange for the Acquiring Fund shares and the assumption of the liabilities of the Acquired Fund;

(iv)                              the tax basis in the hands of an Acquiring Fund of each asset of the corresponding Acquired Fund transferred to the Acquiring Fund in a Reorganization will be the same as the basis of that asset in the hands of the Acquired Fund immediately before the transfer;

(v)                                 the holding period of each asset of an Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which that asset was held by the Acquired Fund;

(vi)                              no gain or loss will be recognized by Acquired Fund shareholders upon their receipt of Acquiring Fund shares in the Reorganization;

(vii)                           the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the corresponding Acquired Fund will equal the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor;

(viii)                        the holding period of the Acquiring Fund shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares are held by that shareholder as capital assets on the date of the exchange;

(ix)                              each Acquiring Fund will succeed to and take into account the tax attributes of the corresponding Acquired Fund described in Section 381(c) of the Code; and

(x)                                 the taxable year of each Acquired Fund will not end on the Closing Date, but will instead continue as the taxable year of the corresponding Acquiring Fund.

Such opinion shall be based on customary assumptions, limitations and such representations as Drinker Biddle & Reath LLP may reasonably request, and the Acquired Funds and Acquiring Funds will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as may be agreed upon by counsel for the Acquired Funds and Acquiring Funds as being appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.4.                            BNY shall have delivered such documents as set forth in paragraph 3.2.

6.5.                            The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

6.6.                            The Acquiring Funds shall have issued and delivered to the Secretary of the Acquired Funds the confirmation as set forth in paragraph 3.3.

6.7.                            Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

7.                                      INDEMNIFICATION

7.1.                            Indemnification by the Acquiring Funds. The RBB Fund, solely out of each respective Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Funds, and their trustees, officers, employees and agents (the “MFFT Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the MFFT Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by an Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by an Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of an Acquired Fund or its respective trustees, officers, employees or agents.

7.2.                            Indemnification by the Acquired Funds.  MFFT, solely out of each respective Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Funds, and their directors, officers, employees and agents (the “RBB Fund Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the RBB Fund Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by an Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by an Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of an Acquiring Fund or its respective trustees, officers, employees or agents.

7.3.                            Liability of MFFT.  The parties understand and agree that the obligations of any of the Acquired Funds under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of MFFT personally, but bind only the subject Acquired Fund’s property.  Moreover, all persons shall look only to the assets of such subject Acquired Fund to satisfy the obligations of any such Acquired Fund hereunder.  The parties represent that they each have notice of the provisions of the Declaration of Trust of MFFT disclaiming such shareholder and trustee liability for acts or obligations of an Acquired Fund.

8.                                      BROKERAGE FEES AND EXPENSES

8.1.                            No Broker or Finder Fees. The Acquiring Funds and the Acquired Funds represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.                            Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Motley Fool Asset Management, LLC.  The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act; preparing, printing and distributing the Proxy Statement and prospectus supplements of the Acquired Funds relating to the Reorganization; expenses of holding the shareholder meeting with respect to the Acquired Funds, and winding down the operations and terminating the existence of the Acquired Funds;  legal fees of counsel to each of the Acquired Funds and Acquiring Funds, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.                                      AMENDMENTS AND TERMINATION

9.1.                            Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either party, on behalf of either the Acquired Funds or the Acquiring Funds, respectively; provided, however, that following a meeting of the shareholders of the Acquired Funds called by the Board of Trustees of MFFT pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ and shareholders’ further approval.

9.2.                            Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of either party, make proceeding with the Agreement inadvisable.

10.                               NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to MFFT:

Motley Fool Funds Trust
2000 Duke Street, Suite 175
Alexandria, Virginia 22314
Attention: Denise Coursey

With copies (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW

Washington, DC 20004
Attention: Christopher Menconi, Esq.

If to RBB Fund:

The RBB Fund, Inc.
Bellevue Park Corporate Center

103 Bellevue Parkway
Wilmington, DE 19809
Attention: Salvatore Faia

With copies (which shall not constitute notice) to:

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000

Philadelphia, Pennsylvania 19103
Attention: Michael Malloy, Esq.

11.                               MISCELLANEOUS

11.1.                     Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.                     Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3.                     Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.                     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5.                     Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.                     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

THE RBB FUND, INC.	THE MOTLEY FOOL FUNDS TRUST
on behalf of the Acquiring Funds listed on Schedule A	on behalf of the Acquired Funds listed on Schedule A

By:	By:

Name:	Name:

Title:	Title:

MOTLEY FOOL ASSET MANAGEMENT, LLC
(Solely for purposes of Paragraph 8.2)

By:

Name:

Title:

SCHEDULE A

THE ACQUIRING FUNDS (each Acquiring Fund is a series of The RBB Fund, Inc.)	THE ACQUIRED FUNDS (each Acquired Fund is a series of The Motley Fool Funds Trust)
Motley Fool Independence Fund	Motley Fool Independence Fund
Investor Shares	Investor Shares
Institutional Shares	Institutional Shares
Motley Fool Great America Fund	Motley Fool Great America Fund
Investor Shares	Investor Shares
Institutional Shares	Institutional Shares
Motley Fool Epic Voyage Fund	Motley Fool Epic Voyage Fund
Investor Shares	Investor Shares
Institutional Shares	Institutional Shares

SCHEDULE 4.1

(1)                                 Transfer Agency and Shareholder Services Agreement, dated as of November 1, 2013, between BNY Mellon Investment Servicing (US) Inc. and MFFT

(2)                                 Fund Administration and Accounting Agreement, made as of November 1, 2013, between BNY Mellon Investment Servicing (US) Inc. and MFFT

(3)                                 State Filing Services Agreement, effective as of November 1, 2013, between BNY Mellon Investment Servicing (US) Inc. and MFFT;

(4)                                 Custody Agreement, dated as of the latest date set forth on the signature page thereto (December 17, 2013), between MFFT and The Bank of New York Mellon

(5)                                 Foreign Custody Manager Agreement, made as of November 1, 2013, between MFFT and The Bank of New York Mellon

(6)                                 Assignment, Assumption and Amendment Agreement, dated as of September 27, 2016, by and among BNY Mellon Investment Servicing (US) Inc., The Bank of New York Mellon, MFFT, and RBB Fund

APPENDIX B

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Funds’ and New Funds’ Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies of each Fund are identical to that of the corresponding New Fund as further outlined in the following table.

Fund		Fund (series of the Trust)	New Fund (series of the New Company)
Motley Fool Independence Fund	Investment Objective	The investment objective of the Independence Fund is to achieve long-term capital appreciation.	Same

Principal Investment Strategies

The Independence Fund pursues its investment objective by investing primarily in common stocks of U.S. companies and common stocks and depositary receipts of companies that are organized under the laws of other countries around the world. Under normal market circumstances, the Independence Fund seeks to stay fully invested and does not attempt to time the market. Although the fund does not have market capitalization constraints for its investments, it is expected that investments in the securities of U.S. companies having smaller market capitalizations and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Independence Fund’s investment program. As a result, the Independence Fund has the freedom to go anywhere to make investments for its shareholders.

In identifying investments for the Independence Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow, and trade at attractive prices. In managing the Independence Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Independence Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for capital appreciation. The Independence Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Independence Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser evaluates the quality of a company using four criteria: management, the economics of the business, competitive advantage, and the durability of its competitive advantage period.

Management

The Adviser believes that high-quality, motivated managers are a key element to long-term success at many businesses. In short, it takes a very special kind of business to survive poor management. The Adviser’s process reviews managers on a multi-faceted basis focusing

Same

on several factors, including tenure, capital allocation, and alignment of incentives.

Economics of the Business

The Adviser believes that there is little more important than the economic performance of the business as a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, business model, relative and absolute margins and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage

The Adviser seeks companies that offer certain characteristics that allow them to generate outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, regulatory barriers to entry and superior branding, among others.

Durability of Competitive Advantage Period

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary structural or tactical advantages or other components. As the Adviser’s desire is to own companies in the Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality that may make it a larger, stronger business in the future than it might be today.

Although there is no limitation on the percentage of the Independence Fund’s net assets that may be invested in securities of foreign companies, such investments generally will not constitute more than 50% of the Independence Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Independence Fund does not invest more than 5% of its net assets in any one class of the securities of any one issuer at the time of purchase.

Motley Fool Great America Fund	Investment Objective	The investment objective of the Great America Fund is to achieve long-term capital appreciation.	Same

Principal Investment Strategies

The Great America Fund pursues its investment objective by investing primarily in common stocks of companies organized in the United States that are engaged in a broad range of industries. Under normal market conditions, the Great America Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies. The Great America Fund employs a value-based investment strategy that seeks long-term capital appreciation by acquiring securities of high-quality companies at prices the Great America Fund’s investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be attractive. Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of United States companies having smaller- and mid-market capitalizations will be important components of the Great America Fund’s investment program. Consequently, under normal market conditions, the Great America Fund limits its investments in large capitalization companies

Same

to no more than 25% of its net assets. For this purpose, the Adviser defines large capitalization companies as the largest 200 companies in the U.S. by market capitalization as calculated and ranked at the end of each calendar quarter by a third-party aggregator of market data, such as Bloomberg or Reuters. The Adviser believes that investors in the Great America Fund should have a long-term investment horizon of at least three years.

Under normal market circumstances, the Great America Fund seeks to stay fully invested and does not attempt to time the market. In identifying investments for the Great America Fund, the Adviser looks for securities of high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow, and trade at attractive prices. In managing the Great America Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Great America Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Great America Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Great America Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser evaluates the quality of a company using four criteria: management, the economics of the business, competitive advantage, and the durability of its competitive advantage period.

Management

The Adviser believes that high-quality, motivated managers are a key element to long-term success at many businesses. In short, it takes a very special kind of business to survive poor management. The Adviser’s process reviews managers on a multi-faceted basis focusing on several factors, including tenure, capital allocation, and alignment of incentives.

Economics of the Business

The Adviser believes that there is little more important than the economic performance of the business as a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, business model, relative and absolute margins and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage

The Adviser seeks companies that offer certain characteristics that allow them to generate outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, regulatory barriers to entry and superior branding, among others.

Durability of Competitive Advantage Period

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary structural or tactical advantages or other components. As the

Adviser’s desire is to own companies in the Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality that may make it a larger, stronger business in the future than it might be today.

The Great America Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 40% of the Great America Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Great America Fund generally does not invest more than 5% of its net assets in securities of any one issuer at the time of purchase.

Motley Fool Epic Voyage Fund	Investment Objective	The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation.	Same

Principal Investment Strategies

The Epic Voyage Fund pursues its investment objective by investing primarily in common stocks of foreign companies. The Adviser defines foreign companies as companies located or organized outside the United States or whose primary business is carried on outside the United States. Under normal market circumstances, the Epic Voyage Fund seeks to stay fully invested and does not attempt to time the market. Because of the Epic Voyage Fund’s value focus, it is expected that investments in the securities of foreign companies, including depositary receipts, having smaller market capitalizations (less than $2 billion), including companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes.

In identifying investments for the Epic Voyage Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow, and trade at attractive prices. In managing the Epic Voyage Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Epic Voyage Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for capital appreciation. The Epic Voyage Fund seeks investment returns that exceed the return of the FTSE Global All Cap ex-US Index. The Adviser will generally sell securities when it believes they have exceeded their intrinsic value, as well as to meet redemptions or to pursue what it views as more promising opportunities.

The Epic Voyage Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser evaluates the quality of a company using four criteria: management, the economics of the business, competitive advantage, and the durability of its competitive advantage period.

Management

The Adviser believes that high-quality, motivated managers are a key element to long-term success at many businesses. In short, it takes a very special kind of business to survive poor management. The Adviser’s process reviews managers on a multi-faceted basis focusing

Same

on several factors, including tenure, capital allocation, and alignment of incentives.

Economics of the Business

The Adviser believes that there is little more important than the economic performance of the business as a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, business model, relative and absolute margins and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage

The Adviser seeks companies that offer certain characteristics that allow them to generate outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, regulatory barriers to entry and superior branding, among others.

Durability of Competitive Advantage Period

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary structural or tactical advantages or other components. As the Adviser’s desire is to own companies in the Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality that may make it a larger, stronger business in the future than it might be today.

The Epic Voyage Fund may not invest more than 10% of its net assets in securities of companies that are not foreign companies. To limit the risks associated with highly concentrated holdings, the Epic Voyage Fund does not invest more than 5% of its net assets in any one class of security of any one issuer at the time of purchase.

APPENDIX C

COMPARISON OF THE PRINCIPAL RISKS

Because the investment objectives and strategies of each New Fund are identical to each corresponding Fund, the New Funds are subject to identical investment risks of the corresponding Fund.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program.

The following discussion describes the principal risks that are associated with each Fund and its corresponding New Fund.  References to a Fund refer to both the Fund and the New Fund.  The identified risks are discussed in more detail in the disclosure that immediately follows the table.

	Motley Fool Independence Fund	Motley Fool Great America Fund	Motley Fool Epic Voyage Fund
Company and Market Risk	✓	✓	✓
Investments in Small and Mid-Capitalization Companies	✓	✓	✓
Investment Style Risk	✓	✓	✓
Foreign Investments	✓		✓
Emerging Market Countries	✓		✓
Depositary Receipts	✓	✓	✓

Investments in Common Stock

Many factors cause the value of shares of common stock to rise and fall.

Company Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. In this regard, there is a risk that the judgments of the Adviser about the value and appreciation potential of particular securities will be incorrect. In addition, if a company becomes insolvent, owners of the company’s common stock will have the lowest priority among owners of that company’s different classes of securities as to the distribution of the company’s assets.

Market Risk

General market and economic factors may adversely affect securities markets generally and could, in turn, adversely affect the value of the Funds’ investments in common stocks, regardless of the performance or expected performance of companies in which the Funds invest.

Investments in Small- and Mid-Capitalization Companies

The Funds invest in securities of companies having small market capitalizations. Investments in securities of small-cap companies may involve greater risks than do investments in larger, more established companies, because, for example, small-cap companies may lack the management experience, financial resources, product diversification, and competitive strength of larger companies. The frequency and volume of trading in the securities of small-cap companies may be substantially more volatile than is typical of larger companies. The value of securities of small-cap companies tends to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are the securities of larger-capitalization companies. Returns on these investments may vary substantially from the performance of the overall equity markets.

The Funds also invest in securities of mid-capitalization companies. The value of securities of mid-cap companies may be more volatile than the value of securities of companies with larger capitalizations and also tend to be more adversely affected by issuer-specific events and political, market and economic developments than the securities of larger companies.

Investment Style Risk

The Funds pursue a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Funds could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Foreign Investments

The Independence Fund and the Epic Voyage Fund invest in the securities of foreign companies, including companies located in both developed and emerging market countries. A significant portion of the Independence Fund’s and the Epic Voyage Fund’s investments in foreign companies may be made through the purchase of depositary receipts that represent indirect interests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability. Securities of foreign issuers generally trade and thus may be purchased and sold by the Independence Fund and the Epic Voyage Fund in foreign markets. The principal risks generally associated with foreign investing include the following:

Country Risk

Country risk arises from political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments. Therefore, at times, it may be difficult to sell foreign securities at favorable prices.

Currency Risk

Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Independence Fund and the Epic Voyage Fund hold securities valued in a foreign currency or hold the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Independence Fund and the Epic Voyage Fund generally do not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

Custody Risk

Custody risk refers to the process of clearing and settling trades, as well as to holding securities with local agents and depositories. Low trading volumes and volatile prices in certain foreign markets make trades more difficult to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities with designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood that problems will occur.

Depositary Receipts

The Independence Fund and the Epic Voyage Fund may purchase depositary receipts (ADRs, EDRs, GDRs, and NVDRs) to facilitate their investments in foreign securities. By investing in ADRs rather than directly in the securities of foreign issuers, the Independence Fund and the Epic Voyage Fund can avoid currency risks during the settlement period for either purchase or sales. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs, GDRs, and NVDRs is subject to the accounting, auditing, and financial reporting standards of the market or exchange on which they are traded, and those standards may be more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

Investment in Emerging Market Countries

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less-developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Independence Fund and the Epic Voyage Fund may invest may also be smaller, less liquid, and subject to greater price volatility than are those of more developed markets. In the event of a default on an investment in a foreign debt obligation, it may be more difficult for the Independence Fund and the Epic Voyage Fund to obtain or to enforce a judgment against the issuer of that security. The Independence Fund and the Epic Voyage Fund may also be subject to emerging markets risk to the extent that they invest in companies that are not domiciled in an emerging market but have customers, products, or transactions associated with emerging markets.

APPENDIX D

THE FUNDS’ AND NEW FUNDS’ FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

The Funds’ and New Funds’ Fundamental Investment Limitations

All of the New Funds have adopted identical fundamental investment limitations to those of their corresponding Funds.  Fundamental investment limitations are those that cannot be changed by the Board without shareholder approval.  Below are the fundamental investment limitations of the Funds and New Funds. The Funds and the New Funds may not:

1.             Concentration

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund

Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. Government Securities.

		Same	None

2.             Diversification

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund

With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

		Same	None

3.             Purchases and Sales of Commodities

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund

Purchase or sell commodities, except that each Fund may purchase and sell foreign currency, as well as options on foreign currency and financial futures contracts, and may enter into forward foreign currency contracts in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and

		Same	None

subject to applicable regulatory limitations.

4.             Purchases and Sales of Real Estate

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund

Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

		Same	None

5.             Issuance of Senior Securities and Borrowing Money

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund

Issue senior securities as defined by the 1940 Act or borrow money, except that each Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (calculated at the time of the borrowing). Each Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit each Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into reverse repurchase agreements, lending portfolio securities, selling securities short, purchasing or selling financial futures contracts, writing covered put and call options on securities, stock indices, and foreign currencies, or entering into swaps and other forms of derivative transactions, in each case in accordance with such investment policies as the Board may adopt and provided that the Fund segregates assets on the records of its custodian to cover these positions. (The foregoing transactions, other than borrowing money, are not considered to involve the issuance of senior securities provided that

		Same	None

cash and liquid securities segregated by a Fund are maintained in an amount at least equal to the Fund’s obligations in connection with those transactions in accordance with applicable interpretations of the Securities and Exchange Commission and its staff.)

6.             Underwriting Activities

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund	Underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.	Same	None

7.             Making Loans

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund

Make loans of money or securities, except that a Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

		Same	None

The Funds’ and New Funds’ Non-Fundamental Investment Limitations

All of the New Funds have adopted identical non-fundamental investment limitations to those of their corresponding Funds.  Non-fundamental investment limitations are those that can be changed by the Board without shareholder approval.  Below are the non-fundamental investment limitations of the Funds and New Funds. The Funds and the New Funds may not:

1.             Exercising Control of Issuers

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund

Invest in the securities of a company for the purpose of exercising management or control; however, this limitation shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

		Same	None

2.             Pledging

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund

Pledge, mortgage, hypothecate, or otherwise encumber its assets, except in an amount not to exceed 33 1/3% of the value of the Funds’ total assets to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

		Same	None

3.             Illiquid Securities

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund	Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of a Fund’s net assets would be so invested.	Same	None

4.             Securities of Investment Companies

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Epic Voyage Fund	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.	Same	None

5.             Investment Policy

Fund	Fund (series of MFFT)	New Fund (series of the New Company)	Differences
Motley Fool Great America Fund

Make any change in its policy to invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. companies under normal market conditions unless it provides its shareholders with at least 60 days prior written notice.

		Same	None

APPENDIX E

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

The following is only a discussion of certain principal differences between the governing documents for The Motley Fool Funds Trust, a Delaware statutory trust (the “Trust”) of which the Funds are series, and The RBB Fund, Inc., a Maryland corporation (the “New Company”) of which the New Funds are series, and is not a complete description of the Trust’s or the New Company’s governing documents.

Organization and Capital Structure

The Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The Funds’ shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Trust’s Board of Trustees.

The New Company is a Maryland corporation and is governed both by the Maryland General Corporation Law (the “MGCL”) and its Articles of Incorporation (the “MD Articles”) and By-Laws (the “MD By-Laws”). The Fund has authorized common stock of one hundred billion shares, $0.001 par value per share.  Some of the key provisions of the MGCL and the Fund’s Articles of Incorporation and By-Laws are summarized below.

The New Company’s shares may be divided into separate and distinct series or classes. The series and classes have the rights, powers and duties set forth in the MD Articles, or as specified in resolutions of the New Company’s Board of Directors.

Meetings of Shareholders and Voting Rights

The Delaware Act does not require annual shareholder meetings. The DE By-Laws authorizes the calling of a shareholder meeting by the Board, President or Secretary, under certain circumstances. A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting. Neither the DE Declaration nor the DE By-Laws require a Fund to hold an annual shareholder meeting.

The DE Declaration generally provides that each full share of a Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of a Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that 40% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting in the election of Trustees.

The MGCL generally requires an annual shareholder meeting. However, under the MGCL if the charter or bylaws of a corporation registered under the Investment Company Act of 1940 so provides, then the corporation is not required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940. The MD Articles provide that, except when a larger quorum is required by applicable law, 33 1/3% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MD Articles provide that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when its Directors have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote. When a quorum is present at a meeting, a majority of the shares voted shall decide any questions, except when a larger vote is required by any provision of its governing documents or by applicable law.

The MD Articles provides that shareholders shall have the power to vote on any matter submitted to a vote of shareholders.

Liability of Shareholders

Consistent with the Delaware Act, the DE Declaration provides that no Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

The MGCL provides that the stockholders of a Maryland corporation generally are not personally liable for obligations of the corporation.

Liability among Series

The DE Declaration also provides that each series of the Trust shall be separate and distinct from any other series of the New Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the New Trust or any other series. Each class of a series of the Trust shall be separate and distinct from any other class of that series.

The MGCL does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MD Articles provide that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of a Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and other Distributions

The DE Declaration provides that the shareholders of any series or class of the Trust shall be entitled to receive dividends and other distributions when, if and as declared by its Board of Trustees. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act.

The MD Articles provide that each shareholder of a series is entitled to receive a series’ dividends and distributions, in stock or in cash or both, as may be declared from time to time by the Board.

Election of Trustees; Terms; Removal

Under the DE Declaration, each Trustee shall hold office for the earlier of (1) the lifetime of the Trust; or (2) the Trustee’s earlier death, resignation, is declared bankrupt or incompetent by a court of appropriate jurisdiction, removal, or, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. In addition, a Trustee may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

The MD By-Laws provide that each Director shall serve until he dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Directors and until the election and qualification of his successor.

There is no cumulative voting for the election of Trustees of the Trust or Directors of the New Company. The governing instruments for both the Trust and New Company provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that a Trustee shall be liable to the Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  A Trustee of the Trust, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee or officer of the Trust.  A Trustee or officer of the New Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Each Trustee or officer of the New Trust shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

The MD Articles provide that the New Company shall indemnify each of its Directors and officers against liabilities and expenses, subject to certain conditions, except with respect to any matter in which such person shall have been finally adjudicated in any action not to have acted in good faith in the best interests of the New Company, or liable to the New Company or its shareholders by reason of bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties.

Preemptive, Dissenter’s and Other Rights

The DE Declaration provides that shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The MD Articles provide that shareholders are not entitled to a preemptive right to purchase or subscribe for any shares.

Amendments to Organizational Documents

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated or repealed solely by a majority vote of the Trustees (and not by a vote of the shareholders), provided that no restatement, amendment, supplement or repeal hereof shall conflict with the Declaration of Trust.

The MD Articles may be amended by the Directors. The MD By-Laws may be amended, altered or repealed by: (1) the vote of a majority of the outstanding shares; or (2) RBB Fund’s Board of Directors.

Inspection Rights

The DE By-Laws provides that Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any Series shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees.

The MD By-Laws provides that the minutes and accounting books and records shall be open to inspection upon the request of one or more persons who for at least six months have been shareholders of record of at least five percent of the outstanding shares of any class at any reasonable time during regular business hours.

Dissolution and Termination

Under the DE Declaration, the Trust may be terminated at any time by vote of a majority of the shares of each series entitled to vote, voting separately by series, or by the Trustees by written notice to the shareholders.  Any series or class thereof may be terminated at any time by vote of a majority of the shares of such series or class entitled to vote or by the Trustees by written notice to the shareholders of such series or class.

The MD Articles provide that any of its series may be terminated by the Directors by written notice to shareholders. After termination of any series and any final distribution to shareholders, the Board of Directors must wind up the affairs of the series.

Derivative Actions

Under the Delaware Act, a shareholder may bring a derivative action if Trustees with authority to do so have refused to bring the action or if a demand upon the Trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the trust’s governing instrument from a person who was a shareholder at the time of the transaction.

To vote by Internet
PROXY TABULATOR	small barcode here
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To Speak with a Live Agent

1) Call 1-855-601-2249

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E14327-S51636	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Vote Now

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain

1. To approve the Agreement and Plan of Reorganization for the Motley Fool Independence Fund.

THANK YOU FOR VOTING

Your signature(s) acknowledge(s) receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at    www.proxyvote.com.

E14328-S51636

MOTLEY FOOL FUNDS TRUST SPECIAL MEETING
OF SHAREHOLDERS OF

MOTLEY FOOL FUNDS TO BE HELD ON DECEMBER 21, 2016 THIS
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoints Denise Coursey, President and Lawrence T. Greenberg, VP and Secretary as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Motley Fool Independence Fund, Motley Fool Great America Fund, and the Motley Fool Epic Voyage Fund, each a series of The Motley Fool Funds Trust, to be held on December 21, 2016 at 11:00 a.m., Eastern Time, at the offices of Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, Virginia 22314, and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

To vote by Internet
PROXY TABULATOR
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To Speak with a Live Agent

1) Call 1-855-601-2249

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E14329-S51636	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Vote Now

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain

1. To approve the Agreement and Plan of Reorganization for the Motley Fool Great America Fund.

THANK YOU FOR VOTING

Your signature(s) acknowledge(s) receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

To vote by Internet
PROXY TABULATOR
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at    www.proxyvote.com.

E14330-S51636

MOTLEY FOOL FUNDS TRUST SPECIAL
MEETING OF SHAREHOLDERS OF

MOTLEY FOOL FUNDS TO BE HELD ON DECEMBER 21, 2016 THIS
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoints Denise Coursey, President and Lawrence T. Greenberg, VP and Secretary as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Motley Fool Independence Fund, Motley Fool Great America Fund, and the Motley Fool Epic Voyage Fund, each a series of The Motley Fool Funds Trust, to be held on December 21, 2016 at 11:00 a.m., Eastern Time, at the offices of Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, Virginia 22314, and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

To vote by Internet
PROXY TABULATOR
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To Speak with a Live Agent

1) Call 1-855-601-2249

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E14331-S51636	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Vote Now

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain

1. To approve the Agreement and Plan of Reorganization for the Motley Fool Epic Voyage Fund.

THANK YOU FOR VOTING

Your signature(s) acknowledge(s) receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

To vote by Internet
PROXY TABULATOR
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting:

The Proxy Statement is available at    www.proxyvote.com.

E14332-S51636

MOTLEY FOOL FUNDS TRUST SPECIAL
MEETING OF SHAREHOLDERS OF

MOTLEY FOOL FUNDS TO BE HELD ON DECEMBER 21, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
TRUSTEES

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoints Denise Coursey, President and Lawrence T. Greenberg, VP and Secretary as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Motley Fool Independence Fund, Motley Fool Great America Fund, and the Motley Fool Epic Voyage Fund, each a series of The Motley Fool Funds Trust, to be held on December 21, 2016 at 11:00 a.m., Eastern Time, at the offices of Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, Virginia 22314, and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.